Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Dwayne L. Hyzak, CFO and Senior Managing Director
dhyzak@mainstcapital.com
713-350-6000

Dennard • Lascar Associates
Ken Dennard | ken@dennardlascar.com
Jenny Zhou | jzhou@dennardlascar.com
713-529-6600

Main Street Prices Public Offering of $175 Million

4.50% Unsecured Notes due 2019

HOUSTON, October 31, 2014 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it has priced an underwritten public offering of $175.0 million in aggregate principal amount of its 4.50% unsecured notes due 2019. The notes will mature on December 1, 2019 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.  The notes will bear interest at a rate of 4.50% per year, payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2015.  The offering is subject to customary closing conditions and is expected to close on November 5, 2014.

Main Street intends to use the net proceeds from this offering to initially repay outstanding debt borrowed under its credit facility, and then through re-borrowing under the credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

The underwriters of this offering are RBC Capital Markets, LLC, Goldman, Sachs & Company and Keefe, Bruyette & Woods, Inc. (as joint bookrunners) and BB&T Capital Markets, a division of BB&T Securities, LLC, and Raymond James & Associates, Inc. (as senior co-managers), and Regions Securities LLC, Capital One Securities, Inc. and Sanders Morris Harris Inc. (as co-managers).

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The pricing term sheet dated October 31, 2014, the preliminary prospectus supplement dated October 31, 2014, and the accompanying prospectus dated May 7, 2014, each of which has been filed with the Securities and Exchange Commission, contain this and other information about Main Street and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey St., 8th Floor, New York, NY 10179, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; Goldman, Sachs & Co., Attn:  Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Capital Markets, telephone: 800-966-1559.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.”  In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.

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